9.18.06-1

EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Eighth Amendment”) is made as of the 18th day of September, 2006 by and among MFRI, Inc., a Delaware corporation (“MFRI”), Midwesco Filter Resources, Inc., a Delaware corporation (“Midwesco”), Perma-Pipe, Inc., a Delaware corporation (“Perma-Pipe”), Thermal Care, Inc., a Delaware corporation (“Thermal Care”) and TDC Filter Manufacturing, Inc., a Delaware corporation (“TDC”), the lenders who are signatories hereto (“Lenders”), and Bank of America, N.A., a national banking association (“B of A”) as successor-in-interest to Fleet Capital Corporation, as agent for Lenders hereunder (B of A, in such capacity, being “Agent”). MFRI, Midwesco, Perma-Pipe, Thermal Care and TDC are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers.”

W I T N E S S E T H:

WHEREAS, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement dated as of July 11, 2002 as amended by a certain First Amendment to Loan and Security Agreement by and among Borrowers, Agent and Lenders and dated October 31, 2002, a certain Second Amendment to Loan and Security Agreement by and among Borrowers, Agent and Lenders dated December 12, 2002, a certain Third Amendment to Loan and Security Agreement by and among Borrowers, Agent and Lenders dated April 30, 2003, a certain Fourth Amendment to Loan and Security Agreement by and among Borrowers, Agent and Lenders dated October 31, 2003, a certain Fifth Amendment to Loan and Security Agreement by and among Borrowers, Agent and Lenders dated July 1, 2004, by a certain Sixth Amendment to Loan and Security Agreement by and among Borrowers, Agent and Lenders dated March 28, 2005 and by a certain Seventh Amendment to Loan and Security Agreement by and among Borrowers, Agent and Lenders dated May 10, 2006 (said Loan and Security Agreement, as amended, is hereinafter referred to as the “Loan Agreement”); and

WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1.            Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

2.            Amended and Additional Definitions. The definitions of “Revolving Credit Maximum Amount” and “Total Credit Facility” contained in Appendix A to the Loan Agreement are hereby deleted and the following are inserted in their stead. The definitions of “Eighth Amendment” and “Eighth Amendment Effective Date” are hereby inserted into Appendix A to the Loan Agreement.

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Eighth Amendment – that certain Eighth Amendment to Loan and Security Agreement dated as of September 18, 2006 by and among Borrowers, Agent and Lenders.

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Eighth Amendment Effective Date – as defined in Section 4 of the Eighth Amendment.

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Revolving Credit Maximum Amount – (x) Thirty Million Dollars ($30,000,000) until the Eighth Amendment Effective Date; (y) Thirty-Four Million Dollars ($34,000,000) from the Eighth Amendment Effective Date until October 15, 2006 and (z) Thirty Million Dollars ($30,000,000) thereafter; provided that upon three (3) Business Days’ notice, Borrowers may reduce the Revolving Credit Maximum Amount by amounts not exceeding Two Million Dollars ($2,000,000) within any calendar year. Any such reduction shall be in a minimum amount of One Million Dollars ($1,000,000) and shall be an integral multiple of One Million Dollars ($1,000,000). The Revolving Credit Maximum Amount may not, however, be reduced below Twenty-Three Million Dollars ($23,000,000). Once the Revolving Credit Maximum Amount has been so reduced, it may not be subsequently increased.

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Total Credit Facility – Thirty-Four Million Dollars ($34,000,000) as reduced from time to time pursuant to the terms of this Agreement.”

3.            Total Credit Facility. The first paragraph of Section 1 of the Agreement is hereby deleted and the following is inserted in its stead:

“SECTION 1. CREDIT FACILITY

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents Lenders agree to make a Total Credit Facility of up to Thirty-Four Million Dollars ($34,000,000) available upon Borrowers’ request therefor, as follows:”

4.            Eighth Amendment Effective Date. This Eighth Amendment shall become effective upon satisfaction of each of the following conditions:

(i)           Borrowers, Agent and Lenders shall have executed and delivered to each other this Eighth Amendment and the amended and restated Revolving Note in the form attached hereto as Exhibit 1.1; and

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(ii)          No Default or Event of Default shall have occurred and be continuing.

The date on which each of the foregoing conditions precedent is satisfied shall be referred to as the “Eighth Amendment Effective Date.” Promptly after the Eighth Amendment Effective Date, Bank of America, N.A. shall return the Revolving Note previously delivered to it pursuant to the Loan Agreement marked “Amended and Superceded.”

5.            Signature Block. Upon the Eighth Amendment Effective Date, the signature block of the Loan Agreement shall be amended to read as the signature block to this Eighth Amendment to reflect the increased Revolving Loan Commitment of Bank of America, N.A. to $34,000,000.

6.            Execution in Counterparts. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7.            Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

(Signature Page Follows)

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(Signature Page to Eighth Amendment to Loan Agreement)

IN WITNESS WHEREOF, this Eighth Amendment has been duly executed as of the day and year specified at the beginning hereof.

BANK OF AMERICA, N.A., (“Agent” and a “Lender”)

By:	/s/ Brian Conole
	Name:	Brian Conole
	Title:	Senior Vice President

Revolving Loan Commitment: $34,000,000 until October 15, 2006 and $30,000,000 thereafter Equipment Loan Commitment: $1,000,000

MFRI, INC. (a “Borrower”)

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

MIDWESCO FILTER RESOURCES, INC. (a “Borrower”)

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

PERMA-PIPE, INC. (a “Borrower”)

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

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(Signature Page to Eighth Amendment to Loan Agreement)

THERMAL CARE, INC. (a “Borrower”)

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

TDC FILTER MANUFACTURING, INC. (a “Borrower”)

By:	/s/ Michael D. Bennett
	Name:	Michael D. Bennett
	Title:	VP CFO

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EXHIBIT 1.1

FORM OF REVOLVING CREDIT NOTE

SECURED PROMISSORY NOTE

(AMENDED AND RESTATED)

$34,000,000	Amended and Restated as of September 18, 2006 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned (individually a “Borrower” and collectively “Borrowers”) promises to pay to the order of Bank of America, N.A. (“Lender”), at the principal office of Bank of America, N.A., as agent for said Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediate available funds, the principal amount of Thirty-Four Million Dollars ($34,000,000) or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

This Revolving Note (the “Note”) is one of the Revolving Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement among Borrowers, the lender signatures thereto (including Lender) and Bank of America, N.A. (“B of A”) as agent for such lenders (B of A, in such capacity, “Agent”) dated as of July 11, 2002 (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The rate of interest in effect hereunder shall be calculated with reference to the Base Rate or LIBOR, as applicable, as more specifically provided in the Loan Agreement. The interest due shall be computed in the manner provided in the Loan Agreement.

Except as otherwise expressly provided in the Loan Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity there of shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Notwithstanding the foregoing, if any portion of the Revolving Credit Loans evidenced by this promissory note is subject to a LIBOR Option, and an extension of the maturity of any payment hereon would cause the maturity thereof to occur during the next calendar month, then such payment shall mature on the next preceding Business Day.

Exhibit 1.1 – Page 1

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This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

Upon the occurrence and continuation of any one or more of the Events of Default specified in the Loan Agreement which have not been cured by Borrowers or waived by Lenders or Majority Lenders (as required by the Loan Agreement) may declare all Obligations evidenced hereby to be immediately due and payable (except with respect to any Event of Default set forth in subsection 10.1.8 of the Loan Agreement, in which case all Obligations evidenced hereby shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of Majority Lenders or Agent.

Time is of the essence of this Note. Each Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Agent or Lenders in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Agent or Lenders of any right or remedy preclude any other right or remedy. Agent and/or Lenders, at its or their option, may enforce its or their rights against any collateral securing this Note without enforcing its or their rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Each Borrower agrees that, without releasing or impairing such Borrower’s liability hereunder, Agent and/or Lenders may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

Exhibit 1.1 – Page 2

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The validity, interpretation and enforcement of this promissory note shall be governed by the internal laws of the state of Illinois without giving effect to the conflict of laws principles thereof.

BORROWERS:
MFRI, INC.

By:
Name:
Title:

MIDWESCO FILTER RESOURCES, INC.

By:
Name:
Title:

PERMA-PIPE, INC.

By:
Name:
Title:

THERMAL CARE, INC.

By:
Name:
Title:

TDC FILTER MANUFACTURING, INC.

By:
Name:
Title:

Exhibit 1.1 – Page 3

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